UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	August 31

Date of reporting period:	November 30, 2010

ITEM 1.               SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL PARTNERS
INCOME FUND INC.

FORM N-Q

NOVEMBER 30, 2010

Schedule of investments (unaudited)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 68.0%
CONSUMER DISCRETIONARY — 13.2%
Auto Components — 0.8%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	$619,819	(a)
Europcar Groupe SA, Senior Subordinated Notes	8.125%	5/15/14	737,000	EUR	978,188	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	160,000	EUR	222,227	(a)
Total Auto Components					1,820,234
Automobiles — 0.6%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	295,000		310,920
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	240,000		251,480
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	1,505,000		481,600	(b)
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	930,000		289,462	(b)
Total Automobiles					1,333,462
Diversified Consumer Services — 0.9%
Realogy Corp., Senior Notes	10.500%	4/15/14	770,000		667,975
Service Corp. International, Senior Notes	7.500%	4/1/27	90,000		87,525
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000		556,400
Stonemor Operating LLC / Cornerstone Family Services of WV / Osiris Holding, Senior Notes	10.250%	12/1/17	725,000		775,750	(c)
Total Diversified Consumer Services					2,087,650
Hotels, Restaurants & Leisure — 3.8%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	210,000		198,450	(a)
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	100,000		83,625
CCM Merger Inc., Notes	8.000%	8/1/13	630,000		607,950	(a)
Codere Finance Luxembourg SA, Senior Notes	8.250%	6/15/15	292,000	EUR	362,685	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	460,000		445,050	(a)
Dunkin Finance Corp., Senior Notes	9.625%	12/1/18	120,000		121,350	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	810,000		631,800
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	205,000		210,125
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	801,000		628,785
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,414,000		1,261,995
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,110,000		453,712	(d)(e)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	250,000		236,250	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	320,000		340,800
MGM MIRAGE Inc., Senior Notes	6.750%	4/1/13	490,000		469,175
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	100,000		87,500
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	40,000		44,600
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	95,000		107,825
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,030,000		911,550
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	55,000		37,125
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	310,000		317,362	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	500,000		568,750
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	250,000		270,313
Sbarro Inc., Senior Notes	10.375%	2/1/15	695,000		337,075
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	290,000		242,150	(a)(f)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	10,000		9,300	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	735,000		74	(b)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	185,000		37	(b)(d)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	475,000		190	(b)(d)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	50,000		20	(b)(d)
Total Hotels, Restaurants & Leisure					8,985,623
Household Durables — 0.4%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	401,000	GBP	598,786	(a)
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	180,000	GBP	268,781	(a)
Total Household Durables					867,567

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	360,000		$406,800
QVC Inc., Senior Secured Notes	7.375%	10/15/20	535,000		561,750	(a)
Total Internet & Catalog Retail					968,550
Leisure Equipment & Products — 0.2%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	470,000	EUR	597,882	(a)
Media — 4.0%
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	180,000		175,500	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	27,381		32,344
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	170,000		170,850	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	610,000		628,300	(a)
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	210,000		228,900
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,163
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		300,675
EN Germany Holdings BV, Senior Secured Notes	10.750%	11/15/15	340,000	EUR	430,580	(a)
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	100,000		108,500	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	950,000		1,056,755
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	1,150,000		1,332,843
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	830,000		966,950	(g)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	890,000		910,025	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Subordinated Notes, step bond	0.000%	8/1/16	810,000		822,150
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	125,586	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	460,000		441,600	(a)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	150,000		163,312	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	370,000		380,175	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		194,400	(a)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	150,000		160,125
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	841,624	(a)
Total Media					9,502,357
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	570,000		552,900
Specialty Retail — 1.2%
American Greetings Corp., Senior Notes	7.375%	6/1/16	790,000		817,650
American Greetings Corp., Senior Notes	7.375%	6/1/16	75,000		74,625
American Greetings Corp., Senior Notes	7.375%	6/1/16	50,000		48,500
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	90,000		87,975	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000		380,187
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	1,010,000		982,225
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	570,000		577,125	(a)
Total Specialty Retail					2,968,287
Textiles, Apparel & Luxury Goods — 0.7%
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	430,000		434,300	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	725,000		817,438
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	300,000		323,250
Total Textiles, Apparel & Luxury Goods					1,574,988
TOTAL CONSUMER DISCRETIONARY					31,259,500
CONSUMER STAPLES — 0.5%
Food Products — 0.5%
Bumble Bee Foods LLC, Senior Secured Notes	7.750%	12/15/15	405,000		463,725
Del Monte Corp., Senior Subordinated Notes	7.500%	10/15/19	200,000		227,500
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	330,000		343,200	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	170,000		192,950	(a)
Total Food Products					1,227,375
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	50,000		52,500
TOTAL CONSUMER STAPLES					1,279,875

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY — 15.0%
Energy Equipment & Services — 1.3%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	450,000	$499,500
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	355,000	365,650
Frac Tech Services LLC/Frac Tech Finance Inc., Senior Notes	7.125%	11/15/18	290,000	288,550	(a)
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	360,000	365,400
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	450,000	360,000	(a)
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	565,000	600,313
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000	416,000
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	270,000	273,375	(a)
Total Energy Equipment & Services				3,168,788
Oil, Gas & Consumable Fuels — 13.7%
Alta Mesa Holdings/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	120,000	117,000	(a)
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	985,000	940,675
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	320,000	364,800
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	10,000	9,975
Brigham Exploration Co., Senior Notes	8.750%	10/1/18	90,000	96,300	(a)
Calfrac Holdings LP, Senior Notes	7.500%	12/1/20	200,000	199,500	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	25,000	26,375
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	500,000	506,250
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	420,000	443,100
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	522,000	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	738,645	685,093	(a)(h)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	261,875
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	356,000	389,820
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	431,685	460,518	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000	1,197,500
El Paso Corp., Notes	7.875%	6/15/12	635,000	675,270
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	370,000	384,800
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	250,000	265,924	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000	269,801	(f)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	690,000	662,400
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	7.875%	12/15/18	80,000	79,500	(a)
Griffin Coal Mining Co. Pty Ltd., Senior Notes	9.500%	12/1/16	20,000	12,750	(a)(b)
Inergy LP/Inergy Finance Corp., Senior Notes	7.000%	10/1/18	260,000	267,800	(a)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	370,000	401,450
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,530,000	1,678,410	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	370,000	394,050	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	330,000	336,600	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	330,000	356,400
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	540,000	553,500	(a)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	320,000	320,000	(a)
OPTI Canada Inc., Senior Secured Notes	9.750%	8/15/13	120,000	120,000	(a)
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	345,000	241,500
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	395,000	404,875
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	470,000	500,550	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	70,000	74,550	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	220,000	243,650
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	363,000
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	941,609
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000	5,262,260

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000		$475,800	(a)
Petronas Capital Ltd.	5.250%	8/12/19	1,730,000		1,924,262	(a)(g)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	879,000		972,891	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	470,000		427,700	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000		362,375
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000		361,350
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000		117,150	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	580,000		668,450
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	60,000		64,800
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000		10,950
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000		675,820	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	600,000		658,091	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	370,000		375,550
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000		504,942	(a)
SandRidge Energy Inc., Senior Notes	8.750%	1/15/20	255,000		258,825
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	160,000		156,800	(h)
Stone Energy Corp., Senior Notes	8.625%	2/1/17	270,000		271,350
Teekay Corp., Senior Notes	8.500%	1/15/20	615,000		673,425
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	380,000		417,050	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	280,000		311,500	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,160,000		1,293,400	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	20,000		20,900
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	310,000		316,200
Total Oil, Gas & Consumable Fuels					32,351,011
TOTAL ENERGY					35,519,799
FINANCIALS — 7.3%
Capital Markets — 0.5%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		302,006
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	810,000		858,600	(a)
Total Capital Markets					1,160,606
Commercial Banks — 1.7%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	300,000		268,551
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	260,000		256,675	(a)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	620,000		627,750	(a)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	289,046		285,433
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	1,762,664		1,727,411
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	290,000		295,800	(a)(f)(i)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	186,000		186,373	(a)(f)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		130,091	(a)(f)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	76,000	GBP	124,125	(a)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	80,000		80,900
Total Commercial Banks					3,983,109
Consumer Finance — 1.6%
Ally Financial Inc., Debentures	0.000%	6/15/15	1,150,000		825,125
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	400,000		354,711
Ally Financial Inc., Senior Notes	8.300%	2/12/15	130,000		137,150
Ally Financial Inc., Senior Notes	7.500%	9/15/20	710,000		699,350	(a)
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	43,000		43,860
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	530,000		657,135
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	536,192
SLM Corp., Medium-Term Notes	8.000%	3/25/20	280,000		281,857

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance — continued
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	210,000		$219,598
Total Consumer Finance					3,754,978
Diversified Financial Services — 3.0%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000		655,050
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	420,000		421,050	(a)
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	200,000		219,000	(a)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000		329,762
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	130,000		136,013
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	380,000		404,700
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		184,000	(a)
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	230,000		228,850	(a)
Interactive Data Corp., Senior Notes	10.250%	8/1/18	230,000		248,262	(a)(c)
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	350,000		353,500
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		455,400
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,043,700
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	448,000	EUR	622,234	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	460,000		497,375	(a)
Leucadia National Corp., Senior Notes	7.125%	3/15/17	140,000		145,250
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	250,000		253,750
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	140,000		145,950	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	5/15/17	300,000	EUR	381,627	(a)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		364,888	(a)
Total Diversified Financial Services					7,090,361
Insurance — 0.4%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		513,000
American International Group Inc., Senior Notes	6.400%	12/15/20	230,000		229,404
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		268,125	(a)
Total Insurance					1,010,529
Real Estate Investment Trusts (REITs) — 0.1%
Host Hotels & Resorts, LP, Senior Notes	6.375%	3/15/15	120,000		122,700
TOTAL FINANCIALS					17,122,283
HEALTH CARE — 2.2%
Health Care Equipment & Supplies — 0.1%
Biomet Inc., Senior Notes	10.000%	10/15/17	50,000		54,750
Biomet Inc., Senior Notes	11.625%	10/15/17	110,000		121,825
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	140,000		153,300	(h)
Total Health Care Equipment & Supplies					329,875
Health Care Providers & Services — 2.0%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	300,000		312,000	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,080,000		1,080,000
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	240,000		236,700	(a)
HCA Inc., Senior Secured Notes	9.625%	11/15/16	515,000		551,694	(h)
inVentiv Health Inc., Senior Notes	10.000%	8/15/18	140,000		137,900	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	651,000		730,747
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	635,000		654,050	(h)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	535,000		647,350
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	370,000		375,550
Total Health Care Providers & Services					4,725,991
Health Care Technology — 0.1%
MedAssets Inc., Senior Notes	8.000%	11/15/18	130,000		131,625	(a)
Multiplan Inc., Senior Notes	9.875%	9/1/18	40,000		42,600	(a)
Total Health Care Technology					174,225
TOTAL HEALTH CARE					5,230,091

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INDUSTRIALS — 6.8%
Aerospace & Defense — 0.8%
Freedom Group Inc., Senior Secured Notes	10.250%	8/1/15	530,000	$551,200	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	270,000	302,738
Triumph Group Inc., Senior Notes	8.625%	7/15/18	420,000	458,325
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000	554,400	(a)
Total Aerospace & Defense				1,866,663
Airlines — 1.3%
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	55,983	55,983
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	4,749	5,135	(c)
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	48,059	48,780
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	478,231	486,600
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	440,000	454,850	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,170,000	1,216,800	(a)
Delta Air Lines Inc., Pass-Through Certificates	7.711%	3/18/13	10,000	10,350
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	195,412	202,740
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	171,043	186,009
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	166,000	180,940	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	160,000	175,200	(a)
Total Airlines				3,023,387
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	174,200	103,649	(a)(d)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	231,000	256,410	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000	214,000	(a)
USG Corp., Senior Notes	8.375%	10/15/18	80,000	77,200	(a)
Total Building Products				651,259
Commercial Services & Supplies — 1.1%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	470,000	525,225
ACCO Brands Corp., Senior Subordinated Notes	7.625%	8/15/15	150,000	148,875
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	50,000	50,500	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	780,000	774,150	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	320,000	320,000	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	190,000	200,925	(a)
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000	484,575
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	170,000	188,700	(a)
Total Commercial Services & Supplies				2,692,950
Construction & Engineering — 0.5%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000	337,750	(a)
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	140,000	151,550	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	550,000	592,625	(a)
Total Construction & Engineering				1,081,925
Electrical Equipment — 0.1%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	370,000	323,750	(a)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	240,000	261,600
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	630,000	636,300	(a)
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	590,000	492,650	(a)
Total Marine				1,128,950
Road & Rail — 1.3%
Jack Cooper Holdings Corp.	12.750%	12/15/15	496,000	491,432	(a)(c)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	740,000	917,600

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Road & Rail — continued
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	85,000		$91,800
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	49,000		59,045
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	85,000		91,162
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	620,000		601,400	(a)
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	662,000		728,200
Total Road & Rail					2,980,639
Trading Companies & Distributors — 0.3%
Ashtead Capital Inc., Notes	9.000%	8/15/16	175,000		183,312	(a)
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	175,000		182,438	(a)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	455,000		459,550
Total Trading Companies & Distributors					825,300
Transportation — 0.5%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	710,000		749,050	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	440,000		452,100	(a)
Total Transportation					1,201,150
TOTAL INDUSTRIALS					16,037,573
INFORMATION TECHNOLOGY — 2.2%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	880,000		717,200
Electronic Equipment, Instruments & Components — 0.4%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	850,000		922,250	(a)
IT Services — 0.9%
Ceridian Corp., Senior Notes	12.250%	11/15/15	473,925		460,892	(h)
First Data Corp., Senior Notes	5.625%	11/1/11	1,500,000		1,488,750
GXS Worldwide Inc., Senior Secured Notes	9.750%	6/15/15	120,000		119,100
Total IT Services					2,068,742
Semiconductors & Semiconductor Equipment — 0.6%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	80,000		82,400	(a)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	120,000		119,700	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	140,000		147,350	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	620,000		590,550
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	92,445		93,369	(h)
Spansion LLC, Senior Notes	7.875%	11/15/17	90,000		92,138	(a)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	244,000		259,250	(a)
Total Semiconductors & Semiconductor Equipment					1,384,757
Software — 0.0%
Aspect Software Inc., Senior Secured Notes	10.625%	5/15/17	35,000		35,525	(a)
TOTAL INFORMATION TECHNOLOGY					5,128,474
MATERIALS — 9.5%
Chemicals — 1.5%
Ashland Inc., Senior Notes	9.125%	6/1/17	855,000		985,387
CF Industries Inc., Senior Notes	7.125%	5/1/20	230,000		257,888
FMC Finance III SA, Senior Notes	6.875%	7/15/17	750,000		804,375
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	340,000		362,100	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		322,400	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	268,000	EUR	367,446	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	5,000		5,500
Solutia Inc., Senior Notes	7.875%	3/15/20	310,000		335,575
Texas Petro Chemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	210,000		216,300	(a)
Total Chemicals					3,656,971
Containers & Packaging — 2.3%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	420,000		434,700	(a)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,298,051	(a)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	480,000		463,200
Berry Plastics Corp., Senior Secured Notes	9.750%	1/15/21	280,000		269,500	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Containers & Packaging — continued
Nordenia Holdings GMBH, Senior Secured Bonds	9.750%	7/15/17	477,000	EUR	$676,443	(a)
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	325,000		0	(c)(d)(e)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	620,000		633,950	(a)
Rock-Tenn Co., Senior Notes	9.250%	3/15/16	200,000		217,000
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	230,000		240,925
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	500,000		495,000	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	590,000		613,600	(a)(d)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	20,000		20,800	(a)(d)
Total Containers & Packaging					5,363,169
Metals & Mining — 3.5%
China Oriental Group Co. Ltd.	7.000%	11/17/17	490,000		470,400	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	550,000		539,481	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		286,200	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		265,000	(a)
Evraz Group SA, Notes	8.875%	4/24/13	650,000		690,625	(a)
Evraz Group SA, Notes	8.875%	4/24/13	220,000		234,575	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	200,000		203,500	(a)
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	210,000	EUR	275,344	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		356,769
Ryerson Holding Corp., Senior Discount Notes	0.000%	2/1/15	810,000		362,475	(a)(c)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		208,895
Southern Copper Corp., Senior Notes	6.750%	4/16/40	230,000		241,665
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000		582,353
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,197,000		2,443,229	(g)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	920,000		968,300	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		107,000	(a)
Total Metals & Mining					8,235,811
Paper & Forest Products — 2.2%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	972,000		767,880	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	432,000		501,720
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	490,000		477,750	(a)(d)
Georgia-Pacific LLC, Senior Notes	8.250%	5/1/16	50,000		55,500	(a)
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	140,000		142,275
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	660,000		600,600
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	150,000		172,760	(a)
Sino-Forest Corp., Notes	6.250%	10/21/17	360,000		353,700	(a)
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	630,000		707,175	(a)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	600,000		547,500
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	725,000		790,250
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	50,000		49,062
Total Paper & Forest Products					5,166,172
TOTAL MATERIALS					22,422,123
TELECOMMUNICATION SERVICES — 7.0%
Diversified Telecommunication Services — 4.3%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,363,000		1,230,107	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	730,000		660,650	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	356,000		329,300	(a)
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	240,000		223,800
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		39,750
ERC Ireland Preferred Equity Ltd., Senior Notes	8.050%	2/15/17	1,370,109	EUR	153,699	(a)(f)(h)
Hawaiian Telcom Communications Inc., Senior Subordinated Notes	12.500%	5/1/15	405,000		41	(b)(c)(d)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	580,000		611,900	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	1,090,000		1,171,750
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	535,000		518,950
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		205,515	(a)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	156,000	EUR	203,508	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	132,000	EUR	$174,341	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		379,050	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		402,800
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		523,200	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000		563,550	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000		266,812	(a)
West Corp., Senior Notes	8.625%	10/1/18	350,000		365,750	(a)
West Corp., Senior Notes	7.875%	1/15/19	470,000		465,300	(a)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	255,000		270,619	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		223,000	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000		197,500	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	446,443		506,713	(a)(h)
Windstream Corp., Senior Notes	8.625%	8/1/16	310,000		323,175
Windstream Corp., Senior Notes	7.750%	10/15/20	210,000		212,363	(a)
Total Diversified Telecommunication Services					10,223,143
Wireless Telecommunication Services — 2.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	460,000		518,065
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		592,650	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	290,000		301,963
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,025,000		2,014,875
True Move Co., Ltd.	10.375%	8/1/14	670,000		703,500	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	2,010,000		2,130,600	(a)
Total Wireless Telecommunication Services					6,261,653
TOTAL TELECOMMUNICATION SERVICES					16,484,796
UTILITIES — 4.3%
Electric Utilities — 1.4%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	450,000		520,875	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000		208,350	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	560,000		607,600	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000		334,600	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	700,000		747,250
Texas Competitive Electric Holdings Co. LLC / TCEH Finance Inc., Senior Secured Notes	15.000%	4/1/21	920,000		851,000	(a)
Total Electric Utilities					3,269,675
Gas Utilities — 0.3%
Ferrellgas LP/Ferrellgas Finance Corp., Senior Notes	6.500%	5/1/21	310,000		306,900	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000		78,823
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000		356,400
Total Gas Utilities					742,123
Independent Power Producers & Energy Traders — 2.5%
AES Corp., Senior Notes	9.750%	4/15/16	500,000		557,500
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	200,000		203,000	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	600,000		592,500	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000		416,961	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	280,000		261,800
Edison Mission Energy, Senior Notes	7.750%	6/15/16	340,000		292,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	200,000		145,000
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	1,351,000		979,475
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	679,350		424,594	(h)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	810,000		862,650	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,020,000		979,200

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Independent Power Producers & Energy Traders — continued
NRG Energy Inc., Senior Notes	7.375%	1/15/17	165,000		$167,063
Total Independent Power Producers & Energy Traders					5,882,143
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000		234,500	(a)
TOTAL UTILITIES					10,128,441
TOTAL CORPORATE BONDS & NOTES (Cost — $154,461,920)					160,612,955
COLLATERALIZED SENIOR LOANS — 1.2%
CONSUMER DISCRETIONARY — 0.0%
Auto Components — 0.0%
Allison Transmission Inc., Term Loan B	3.010 - 3.050%	8/7/14	91,522		88,564	(j)
ENERGY — 0.3%
Energy Equipment & Services — 0.3%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	827,171		612,107	(d)(j)
FINANCIALS — 0.5%
Real Estate Management & Development — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000		1,087,500	(j)
TELECOMMUNICATION SERVICES — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	750,000		757,500	(c)(j)
UTILITIES — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings, Term Loan B3	3.753 - 3.789%	10/10/14	337,391		260,719	(j)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $2,936,648)					2,806,390
CONVERTIBLE BONDS & NOTES — 0.4%
INDUSTRIALS — 0.4%
Marine — 0.4%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	970,000		888,762
MATERIALS — 0.0%
Chemicals — 0.0%
Hercules Inc., Series Unit	6.500%	6/30/29	100,000		84,000
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $957,110)					972,762
SOVEREIGN BONDS — 26.9%
Argentina — 2.6%
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,349,068		1,205,730	(g)
Republic of Argentina, GDP Linked Securities, Senior Bonds	3.169%	12/15/35	5,670,000		744,187	(k)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000		3,210,577
Republic of Argentina, Senior Bonds	7.000%	10/3/15	485,000		433,994
Republic of Argentina, Senior Notes	8.750%	6/2/17	450,000		449,550
Total Argentina					6,044,038
Brazil — 5.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	5,767,000	BRL	3,291,996
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	428,000	BRL	234,774
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	786,000	BRL	414,344
Federative Republic of Brazil	7.125%	1/20/37	597,550		739,468
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		982,975
Federative Republic of Brazil, Collective Action Securities, Notes	8.000%	1/15/18	6,081,667		7,282,796	(g)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	360,000		384,660
Total Brazil					13,331,013
Chile — 0.2%
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		420,240
Colombia — 1.5%
Republic of Colombia	7.375%	9/18/37	2,350,000		2,925,750	(g)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		192,600

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Colombia — continued
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		$314,925
Total Colombia					3,433,275
Hungary — 0.3%
Republic of Hungary, Senior Notes	6.250%	1/29/20	750,000		732,847
Indonesia — 2.2%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	520,000		625,300	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	7,931,000,000	IDR	1,023,200
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	4,954,000,000	IDR	661,906
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	5,058,000,000	IDR	630,962
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	1,305,000		1,507,309	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	5,998,000,000	IDR	704,057
Total Indonesia					5,152,734
Malaysia — 0.3%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,100,000	MYR	676,421
Mexico — 0.3%
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	489,823
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		180,800
Total Mexico					670,623
Panama — 0.9%
Republic of Panama	7.250%	3/15/15	1,807,000		2,123,225
Peru — 1.1%
Republic of Peru	8.750%	11/21/33	310,000		442,525
Republic of Peru, Bonds	7.840%	8/12/20	1,230,000	PEN	497,735
Republic of Peru, Bonds	6.550%	3/14/37	151,000		172,895
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,482,000	(g)
Total Peru					2,595,155
Poland — 0.5%
Republic of Poland, Bonds	5.500%	4/25/15	920,000	PLN	297,623
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,003,649
Total Poland					1,301,272
Qatar — 0.1%
State of Qatar, Senior Notes	4.000%	1/20/15	250,000		261,875	(a)
Russia — 2.5%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	756,000		767,340	(a)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	42,000		73,122	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	4,436,963		5,119,367	(a)(g)
Total Russia					5,959,829
Turkey — 4.9%
Republic of Turkey, Bonds	10.000%	1/9/13	375,000	TRY	261,009
Republic of Turkey, Notes	6.750%	5/30/40	2,095,000		2,377,825
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		1,009,125	(g)
Republic of Turkey, Senior Notes	6.875%	3/17/36	6,776,000		7,826,280	(g)
Total Turkey					11,474,239
United Arab Emirates — 0.1%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	320,000		349,654	(a)
Venezuela — 3.8%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,296,000		3,561,560	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000		133,393
Bolivarian Republic of Venezuela, Collective Action Securities	1.288%	4/20/11	709,000		693,047	(a)(f)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,982,000		1,273,435
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000		358,743

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — continued
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000	$3,061,060
Total Venezuela				9,081,238
TOTAL SOVEREIGN BONDS (Cost — $61,048,587)				63,607,678

			SHARES
COMMON STOCKS — 1.1%
CONSUMER DISCRETIONARY — 0.9%
Media — 0.9%
Charter Communications Inc.			50,352	1,687,799	*(c)
Charter Communications Inc., Class A Shares			11,940	400,229	*
TOTAL CONSUMER DISCRETIONARY				2,088,028
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			2,820	73,668	*
INDUSTRIALS — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			54	24,303	(c)(d)
Nortek Inc.			697	28,579	*
TOTAL INDUSTRIALS				52,882
MATERIALS — 0.2%
Chemicals — 0.2%
Georgia Gulf Corp.			16,066	326,622	*
TOTAL COMMON STOCKS (Cost — $2,006,220)				2,541,200
CONVERTIBLE PREFERRED STOCKS — 0.6%
FINANCIALS — 0.6%
Diversified Financial Services — 0.6%
Bank of America Corp.	7.250%		940	874,200
Citigroup Inc.	7.500%		3,904	488,000
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,324,282)				1,362,200
PREFERRED STOCKS — 0.2%
FINANCIALS — 0.2%
Commercial Banks — 0.2%
Banesto Holdings Ltd.	10.500%		16,000	402,000	(a)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%		11,600	5,974	*(f)
TOTAL PREFERRED STOCKS (Cost — $692,000)				407,974

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	241,813
Buffets Restaurant Holdings		4/28/14	498	5	*(c)(d)
Charter Communications Inc.		11/30/14	641	3,285	*
Nortek Inc.		12/7/14	1,175	14,101	*(c)(d)
SemGroup Corp.		11/30/14	2,969	22,266	*(d)
Turbo Beta Ltd.		11/1/14	1	0	*(c)(d)
TOTAL WARRANTS (Cost — $16,264)				281,470
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $223,443,031)				232,592,629

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 1.5%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $24,975)	0.200 - 0.240%	5/9/11	25,000	24,979	(l)(m)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

November 30, 2010

WESTERN ASSET GLOBAL PARTNERS INCOME FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Sovereign Bonds — 0.5%
Egypt Treasury Bills	8.769%	1/4/11	5,975,000	EGP	$1,023,405	(l)
Egypt Treasury Bills	8.659%	2/22/11	500,000	EGP	84,690	(l)
Egypt Treasury Bills	8.481%	2/15/11	450,000	EGP	76,352	(l)
Total Sovereign Bonds (Cost — $1,203,478)					1,184,447
Repurchase Agreements — 1.0%
Morgan Stanley tri-party repurchase agreement dated 11/30/10; Proceeds at maturity - $2,213,014; (Fully collateralized by U.S. government agency obligations, 1.230% due 8/23/13; Market value - $2,258,185) (Cost - $2,213,000)	0.220%	12/1/10	2,213,000		2,213,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $3,441,453)					3,422,426
TOTAL INVESTMENTS — 100.0% (Cost — $226,884,484#)					$236,015,055

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The coupon payment on these securities is currently in default as of November 30, 2010.
(c)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	The maturity principal is currently in default as of November 30, 2010.
(f)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2010.
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security has no maturity date. The date shown represents the next call date.
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(l)	Rate shown represents yield-to-maturity.
(m)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EGP	- Egyptian Pound
	EUR	- Euro
	GBP	- British Pound
	GDP	- Gross Domestic Product
	IDR	- Indonesian Rupiah
	MXN	- Mexican Peso
	MYR	- Malaysian Ringgit
	OJSC	- Open Joint Stock Company
	PEN	- Peruvian Nuevo Sol
	PLN	- Polish Zloty
	TRY	- Turkish Lira

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to schedule of investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$159,759,007	$853,948	$160,612,955
Collateralized senior loans	—	2,048,890	757,500	2,806,390
Convertible bonds & notes	—	972,762	—	972,762
Sovereign bonds	—	63,607,678	—	63,607,678
Common stocks:
Industrials	$28,579	—	24,303	52,882
Other common stocks	2,488,318	—	—	2,488,318
Convertible preferred stocks	1,362,200	—	—	1,362,200
Preferred stocks	5,974	402,000	—	407,974
Warrants	3,285	264,079	14,106	281,470
Total long-term investments	$3,888,356	$227,054,416	$1,649,857	$232,592,629
Short-term investments†	—	3,422,426	—	3,422,426
Total investments	$3,888,356	$230,476,842	$1,649,857	$236,015,055
Other financial instruments:
Futures contracts	$26,956	—	—	$26,956
Forward foreign currency contracts	—	$567,583	—	567,583
Interest rate swaps‡	—	327	—	327
Total other financial instruments	$26,956	$567,910	—	$594,866
Total	$3,915,312	$231,044,752	$1,649,857	$236,609,921

LIABILITIES

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Forward foreign currency contracts	—	$7,515	—	$7,515
Futures contracts	$16,689	—	—	16,689
Total	$16,689	$7,515	—	$24,204

†See Schedule of Investments for additional detailed categorizations.

‡Values include any premiums paid or received with respect to swap contracts.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	CORPORATE BONDS &	COLLATERALIZED	COMMON STOCKS
INVESTMENTS IN SECURITIES	NOTES	SENIOR LOANS	INDUSTRIALS	WARRANTS	TOTAL
Balance as of August 31, 2010	$239,200	$745,013	$24,303	$5	$1,008,521
Accrued premiums/discounts	4	243	—	—	247
Realized gain (loss)	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	9,058	12,244	—	—	21,302
Net purchases (sales)	491,432	—	—	—	491,432
Transfers in to Level 3	362,516	—	—	14,101	376,617
Transfers out of Level 3	(248,262)	—	—	—	(248,262)
Balance as of November 30, 2010	$853,948	$757,500	$24,303	$14,106	$1,649,857
Net change in unrealized appreciation (depreciation) for investments in securities still held at November 30, 2010[1]	$(4)	$12,244	—	—	$12,240

1 Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

Notes to schedule of investments (unaudited) (continued)

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Interest rate swaps

The Fund may enter into interest rate swap contracts.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Notes to schedule of investments (unaudited) (continued)

(g) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and market risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At November 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$19,929,640
Gross unrealized depreciation	(10,799,069)
Net unrealized appreciation	$9,130,571

Transactions in reverse repurchase agreements for the Fund during the period ended November 30, 2010 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding
$25,018,102	0.73%	$25,900,220

Interest rates on reverse repurchase agreements ranged from 0.10% to 0.85% during the period ended November 30, 2010. Interest expense incurred on reverse repurchase agreements totaled $46,203.

Notes to schedule of investments (unaudited) (continued)

At November 30, 2010, the Fund had the following open reverse repurchase agreements:

Security	Face amount

Reverse Repurchase Agreement with Credit Suisse, dated 7/22/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $6,081,667 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $7,466,568	$6,120,833

Reverse Repurchase Agreement with Credit Suisse, dated 7/22/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000 Republic of Colombia, 7.375% due 9/18/37; Market value (including accrued interest) $2,759,566	2,332,350

Reverse Repurchase Agreement with Credit Suisse, dated 7/22/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000 Republic of Peru, 7.350% due 7/21/25; Market value (including accrued interest) $1,513,877	1,254,840

Reverse Repurchase Agreement with Credit Suisse, dated 11/26/10 bearing 0.650% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000 Petronas Capital Ltd., 5.250% due 8/12/19; Market value (including accrued interest) $1,940,376	1,659,800

Reverse Repurchase Agreement with Credit Suisse, dated 7/20/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $1,034,916	756,298

Reverse Repurchase Agreement with Credit Suisse, dated 11/15/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $6,776,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $7,922,796	6,585,594

Reverse Repurchase Agreement with Credit Suisse, dated 11/15/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $500,000 NET Servicos De Comunicacao SA, 7.500% due 1/27/20; Market value (including accrued interest) $595,442	477,000

Reverse Repurchase Agreement with Credit Suisse, dated 11/04/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $3,945,000 Russian Foreign Bond-Eurobond, 7.500% due 3/31/30; Market value (including accrued interest) $4,602,416	3,645,180

Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 11/23/09 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Republic of Argentina., 8.280% due 12/31/33; Market value (including accrued interest) $975,019	989,625

Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 4/09/10 bearing 0.100% to be repurchased at an amount and date to be determined, collateralized by: $2,000,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $2,227,948	1,905,000

Total Reverse Repurchase Agreements (Proceeds — $25,726,520)	$25,726,520

Notes to schedule of investments (unaudited) (continued)

At November 30, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
U.S. Treasury Bonds	16	3/11	$2,087,044	$2,114,000	$26,956
Contracts to Sell:
U.S. Treasury 5-Year Notes	16	12/10	1,917,581	1,930,000	(12,419)
U.S. Treasury 5-Year Notes	47	3/11	5,628,754	5,633,024	(4,270)
					(16,689)
Net unrealized gain on open futures contracts					$10,267

At November 30, 2010, the Fund held the following interest rate swap contracts:

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND		PERIODIC PAYMENTS RECEIVED BY THE FUND†	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Interest Rate Swaps:
Credit Suisse First Boston Inc.	$912,398	1/2/12	BRL-CDI	‡	10.510%	$—	$327	*

† Percentage shown is an annual percentage rate.

‡ Based on the Overnight Brazilian Interbank Deposit Rate. As of November 30, 2010, the Brazilian CETIP Interbank Deposit (CDI) rate was 10.64%.

* Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

At November 30, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	UBS AG	393,733	$612,142	2/14/11	$(7,515)
Contracts to Sell:
British Pound	Citibank, N.A.	229,002	356,032	2/14/11	11,974
British Pound	UBS AG	200,000	310,943	2/14/11	11,310
British Pound	UBS AG	490,379	762,399	2/14/11	28,534
Euro	BNP Paribas S.A	902,963	1,171,743	2/14/11	74,526
Euro	Citibank, N.A.	266,373	345,663	2/14/11	16,844
Euro	UBS AG	400,000	519,066	2/14/11	21,054
Euro	UBS AG	400,000	519,066	2/14/11	13,494
Euro	UBS AG	5,199,684	6,747,448	2/14/11	389,847
					567,583
Net unrealized gain on open forward foreign currency contracts					$560,068

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at November 30, 2010.

	Futures Contracts		Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	contracts, at value	Total
Interest Rate Contracts	$26,956	$(16,689)	—	—	$327	$10,594
Foreign Exchange Contracts	—	—	$567,583	$(7,515)	—	560,068
Total	$26,956	$(16,689)	$567,583	$(7,515)	$327	$570,662

During the period ended November 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$378,396
Forward foreign currency contracts (to sell)	8,318,200
Futures contracts (to buy)	2,211,375
Futures contracts (to sell)	7,604,315

Average Notional Balance
Interest rate swap contracts	$912,398

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV.  The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

4.  Loan

At November 30, 2010, the Fund had a $55,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, and amended as of January 15, 2010, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. Unless renewed, this agreement will terminated on January 13, 2011. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total credit line available, whether used or unused. For the period ended November 30, 2010, the Fund incurred a commitment fee in the amount of $104,271. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the period ended November 30, 2010, the Fund incurred interest expense on this loan in the amount of $78,961. At November 30, 2010, the Fund had $33,000,000 of borrowings outstanding under this credit agreement.

ITEM 2.                                                     CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                     EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Partners Income Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  January 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  January 24, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:  January 24, 2011